UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K
                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): September 22, 2005

                       WINDOW ROCK CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Nevada
                (State or other jurisdiction of incorporation)

                                   0-29260
                           (Commission File Number)

                                  86-1040643
                     (IRS Employer Identification Number)

                       3155 East Patrick Lane, Suite 1
                           Las Vegas, Nevada 89120
                   (Address of principal executive offices)

                                 832-225-1372
             (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
Window Rock Capital Corporation, (hereinafter the Company) and New Morning Enterprises (Canada), Inc., whose address is 5591 Langtree Avenue, Richmond, British Columbia V7C 4L6 Canada (hereinafter NMEC), have mutually decided to rescind the Exclusive Marketing Agreement (hereinafter Agreement) between the Company and NMEC, dated September 22, 2003. Various provisions of the Agreement were never met; the contract is in default. Under the terms of the Agreement, NMEC was issued 25,000,000 shares by the Company. Also, the Company received the rights to market a traditional Chinese medicine (the Product) in Canada and the Internet. In consequence of the default, the parties to the Agreement have agreed to terminate the Agreement. NMEC has further agreed to return to the Companys treasury the previously announced issuance to NMEC of 25,000,000 common shares issued of the Company under the Agreement. Also, based upon the rescission, the Company will relinquish the rights to market the Product in Canada and on the Internet, as soon as the Company is in receipt of the shares. Also, on April 5, 2005, the Company executed a contract with NMEC to purchase the rights to market the Product in the Republic of the Philippines. The Company issued 25,000,000 shares to NMEC to purchase the rights to market the Product in the Philippines. The April 2005 contract has also been rescinded. NMEC will return the 25,000,000 shares to the treasury of the Company and the Company will immediately relinquish and release the rights to market the Product in the Philippines, upon receipt of the shares.

Item 9.01. Financial Statements and Exhibits.
  Exhibits:

Regulation
S-B Number      Document

      99.1      Directors Resolutions dated September 22, 2005



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2005
                                                WINDOW ROCK CAPITAL CORPORATION


                                                By: /s/ Charles R. Shirley
                                                Name: Charles R. Shirley
                                                Title: Chairman, CEO and
                                                        Corporate Secretary